Filed pursuant to Rule 497(e)
Registration Nos. 333-86348; 811-21079

HATTERAS ALPHA HEDGED STRATEGIES FUND
HATTERAS HEDGED STRATEGIES FUND
HATTERAS LONG/SHORT DEBT FUND
HATTERAS LONG/SHORT EQUITY FUND
HATTERAS MANAGED FUTURES STRATEGIES FUND
(the “Funds”)

Supplement dated October 22, 2013
to the Prospectuses dated April 30, 2013, as previously supplemented
(for all Funds other than the Hatteras Long/Short Debt Fund)
and dated September 21, 2013 (for the Hatteras Long/Short Debt Fund)

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

On October 1, 2013, RCS Capital Corporation (the “Company”) and Scotland Acquisition, LLC (the “Purchaser”), a newly formed wholly-owned subsidiary of RCS Advisory Services, LLC, which is an operating subsidiary of the Company, entered into an asset purchase agreement (the “Purchase Agreement”) with certain principals of the Hatteras Funds Group (defined below), Hatteras Investment Partners LLC, Hatteras Investment Management LLC, Hatteras Capital Investment Management, LLC, Hatteras Alternative Mutual Funds LLC (the “Adviser”), and Hatteras Capital Investment Partners, LLC (each, a “Hatteras Seller,” and, collectively, the “Hatteras Sellers”), and David Perkins, as the sellers’ representative (the “Sellers’ Representative”).   Pursuant to the terms of the Purchase Agreement, Purchaser will purchase from the Hatteras Sellers and the Hatteras Sellers will sell to the Purchaser, substantially all the assets related to the business and operations of the Hatteras Sellers and their respective subsidiaries (collectively, the “Hatteras Funds Group”), the Purchaser will assume certain liabilities of such parties and the Company will guarantee certain obligations of the Purchaser (the “Purchase”).

The Purchase Agreement is subject to various conditions.  When consummated, the Purchase will result in a change in control of the Adviser and, therefore, constitute an “assignment” within the meaning of the Investment Company Act of 1940 (the “1940 Act”) of the existing investment management agreement between the Adviser and the Funds.  An investment management agreement automatically terminates upon its assignment pursuant to certain provisions of the 1940 Act.  Consequently, a special meeting of the shareholders of the Funds will be held to vote on a new investment management agreement.  Additional details will be contained in a proxy statement to be mailed to each of the Fund’s shareholders in advance of the Funds’ special meeting.  The Purchase is expected to be consummated in the first quarter of 2014.

Please retain this Supplement for future reference.